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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: _May 14, 2001___
                                  ------------

                       STERLING CAPITAL INVESTMENT GROUP, INC.
                       ---------------------------------------
               (Exact name of registrant as specified in its charter)

                                       Nevada
            (State or other jurisdiction of incorporation or organization)

         _____ 2-85175W____                              ____22-1954716___
              ---------                                      ----------
      (Commission File Number)              (IRS Employer Identification Number)

                4570 Westgrove Drive, Suite 220, Addison, TX 75001
                --------------------------------------------------
                    (Address of principal executive offices)

                                   972-248-4411
               (Registrant's telephone number, including area code)


                          Sterling Media Capital Group, Inc.
                         -----------------------------------
            (Former name or former address, if changed since last report)

Item 6.  Resignations of Registrants Directors.


         Mr. Gilbert F. Amelio has resigned from the Board of Directors, effective April 27, 2001. Mr. Amelio resigned by letter received May 8, 2001, to pursue other business ventures.





                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   STERLING MEDIA CAPITAL GROUP, INC.
                                   ----------------------------------


                                   By:  /s/     Bob L. McGiboney
                                       ------------------------------
                                      Bob L. McGiboney, Chief Executive Officer



Date:  May 14, 2001